EXHIBIT 99.1

WAIVER AND AMENDMENT NO. 3

          This Waiver and Amendment No. 3 (this "Agreement") is dated as of September 12, 2003 and is made by and among Spartan Stores, Inc., a Michigan corporation ("Borrower"), ABN AMRO Bank N.V., as Arranger, and Syndication Agent, Standard Federal Bank, as Collateral Agent and Administrative Agent for the Lenders (in its capacity as Collateral Agent and Administrative Agent, "Agent"), and the undersigned Lenders.

W I T N E S S E T H:

          WHEREAS, Borrower, Agent, and Lenders have entered into certain financing arrangements pursuant to the Amended and Restated Credit Agreement, dated as of July 29, 2002, by and among Borrower, Agent, and Lenders (as the same may have heretofore been or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Credit Agreement");

          WHEREAS, the prior waiver of Borrower's noncompliance with certain financial covenants for the period ended on March 29, 2003 and June 20, 2003 set forth on Exhibit A hereto pursuant to Waiver and Amendment No. 2 will expire on September 12, 2003 and the Borrower anticipates that it will be unable to comply with certain financial covenants for the period ending on September 13, 2003 and January 3, 2004 set forth on Exhibit A hereto (all such instances of anticipated defaults set forth on Exhibit A being the "Anticipated Defaults");

          WHEREAS, Borrower has requested that Agent and Lenders temporarily waive the Anticipated Defaults, and that Lenders with Revolving Loan Commitments ("Revolving Lenders") provide further Revolving Loans and other financial accommodations to Borrower notwithstanding the Anticipated Defaults; and

          WHEREAS, Agent and the Lenders are willing to agree to temporarily waive the Anticipated Defaults and the Revolving Lenders are willing to provide further Revolving Loans and other financial accommodations to Borrower for the period and on and subject to each of the terms and conditions specified herein;

          NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:

SECTION 1.     Definitions. All capitalized terms used herein (including the recitals hereto) shall have the respective meanings assigned thereto in the Credit Agreement unless otherwise defined herein.

SECTION 2.     Acknowledgment of Liens. Borrower hereby acknowledges, confirms and agrees that Agent, for its benefit and the benefit of Lenders, has and shall continue to have valid, enforceable and perfected first-priority Liens upon the Collateral heretofore granted to Agent, for its benefit and the benefit of Lenders, pursuant to the Loan Documents or otherwise.

SECTION 3.     Binding Effect of Documents. Borrower hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to Agent, for its benefit and the benefit of Lenders, by Borrower, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of Borrower contained in such documents and in this Agreement constitute the legal, valid and binding Obligations of Borrower, enforceable against Borrower in accordance with their respective terms, and Borrower has no valid defense to the enforcement of such Obligations (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally), and (c) Agent and Lenders are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

SECTION 4.     Waiver.

               (a)     In reliance upon the representations, warranties and covenants of Borrower contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith, Agent and the Lenders agree to temporarily waive the Anticipated Defaults under the Loan Documents for the period (the "Waiver Period") commencing on the date hereof and terminating on the earlier to occur of: (i) January 12, 2004, (ii) the occurrence or existence of any Default, other than the Anticipated Defaults, (iii) failure of any representation or warranty set forth herein to be true in any material respect, or (iv) the breach by Borrower of any term, covenant or agreement set forth herein.

               (b)     Upon the termination of the Waiver Period, the agreement of Agent and the undersigned Lenders to waive the Anticipated Defaults shall automatically and without further action terminate and be of no force and effect, it being expressly agreed that the effect of such termination will be to permit Agent and Lenders to exercise any and all of their rights and remedies immediately, including, but not limited to, by (i) ceasing to make any further Loans, (ii) accelerating all of the Obligations; in either case without any further notice, passage of time or forbearance of any kind and (iii) exercising any and all other rights and remedies under the Loan Documents and applicable law.

SECTION 5.     No Other Waivers; Reservation of Rights.

               (a)     Neither Agent nor any Lender has waived, is by this Agreement waiving, or has any intention of waiving, any Default which may be continuing on the date hereof or any Default which may occur after the date hereof (other than, during the Waiver Period, the Anticipated Defaults to the extent expressly set forth herein).

               (b)     Subject to Section 4(a) above, Agent and Lenders reserve the right, in their discretion, to exercise any or all of their respective rights and remedies under the Credit Agreement and the other Loan Documents as a result of any Default which may be continuing on the date hereof or any Default which may occur after the date hereof (other than with respect to the Anticipated Defaults during the Waiver Period), and neither Agent nor any Lender has waived any of such rights or remedies, and nothing in this Agreement, and no delay on its part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.

SECTION 6.     Covenants. The Borrower covenants and agrees as follows and the failure of Borrower to comply with any of the following shall constitute a Default under the Credit Agreement:

               (a)     Revolving Loans.

                    (i)     During the Waiver Period, unless otherwise agreed by the members of the Advisory Committee, in addition to the other limitations set forth in the Credit Agreement and herein, the Borrower shall not borrow a Revolving Loan to the extent that (A) such Revolving Loan would cause the balance of the Revolving Credit Obligations during the week ended September 13, 2003 or any week thereafter to exceed the projected balance of the Revolving Credit Obligations set forth in the Budget (as hereafter defined) for such week, (B) the proceeds of such Revolving Loan would be used to pay expenses in any line item in the Budget that would cause total payments of expenses in such line item for such week to exceed the amount set forth in the Budget for such line item for such week by more than 15%; provided, however, that for purposes of calculating compliance with clause (B) hereof, the Budget shall be deemed automatically amended to reflect changes in the timing of Identifiable Payments (as hereafter defined) from one week to another, (C) such Revolving Loan would cause the balance of the Revolving Credit Obligations as of the last day of the fiscal periods ending October 11, 2003, November 8, 2003, December 6, 2003 and January 3, 2004, to exceed Borrower's availability under the Borrowing Base calculation set forth in Section 6(a)(iii) below, or (D) such Revolving Loan would cause the balance of the Revolving Credit Obligations for the week ended September 20, 2003, to exceed $42,760,073.

                    (ii)     On or prior to September 30, 2003, the Borrower shall have delivered to Agent the weekly cash flow budget substantially similar in form and methodology to the weekly cash flow budgets previously delivered to Agent prepared by the Borrower and reviewed by Ernst & Young Corporate Finance LLC, commencing with the week ending October 18, 2003 and ending with the week ending January 10, 2004 (together, with the budget referred to in Section 6(q) of this Agreement, the "Budget"), including the projected balance of the Revolving Credit Obligations as of the last day of the week ending October 18, 2003 and the last day of each week thereafter (pursuant to which the Revolving Credit Obligations shall in no event exceed $46,760,073 for the last day of the fiscal period ending October 11, 2003, $49,760,073 for the last day of the fiscal period ending November 8, 2003, $50,760,073 for the last day of the fiscal period ending December 6, 2003 and $53,760,073 for the last day of the fiscal period ending January 3, 2004), and, as separate line items, each large, identifiable payment that may be made early or late for purposes of calculating the covenant in clause (B) of Section 6(a)(i) above (the "Identifiable Payments"). To the extent that those certain Letters of Credit issued on behalf of the Borrower for the benefit of Discover Reinsurance Company, Reliance Insurance Company and Old Republic Insurance Company and originated on October 2, 2001, November 29, 1996 and February 12, 1997, respectively, are cancelled, terminated or expire, the above limits on the Revolving Credit Obligations shall be reduced by a corresponding amount.

                    (iii)     From and after October 11, 2003, through the remainder of the Waiver Period, after giving effect to any borrowing of Revolving Loans, the Total Excess Availability (as hereafter defined) as of the last day of any fiscal period shall not be less than zero. The "Total Excess Availability" for each fiscal period shall be the following amount:

                         (A)     eighty-five percent (85%) of the Eligible Accounts (as hereafter defined) as calculated on the last day of the previous fiscal period; plus

                         (B)     sixty-five percent (65%) of the total book value of the Borrower's Eligible Inventory (as hereafter defined) (determined on a first in/first out basis) as calculated on the last day of the previous fiscal period; plus

                         (C)     $45,000,000; minus

                         (D)     the amount of all then outstanding L/C Obligations; minus

                         (E)     the face amount of any Letters of Credit referred to in Section 6(a)(ii) that have been terminated without being drawn and that have not been renewed; minus

                         (F)     all outstanding Loans under the Credit Agreement.

          For purposes of calculating the Total Excess Availability, "Eligible Accounts" shall mean an Account which meets, and so long as it continues to meet, the following requirements:

          (A)     it is genuine and in all respects what it purports to be;

          (B)     it is owned by Borrower;

          (C)     it arises from (i) the performance of services by Borrower in the ordinary course of Borrower's business or (ii) the sale or lease of goods by Borrower in the ordinary course of Borrower's business;

          (D)     it is a valid and legally enforceable obligation of the Account Debtor thereunder;

          (E)     it does not arise out of a contract or order which fails in any material respect to comply with the requirements of applicable law;

          (F)     the Account Debtor thereunder is not a director, officer, employee or agent of Borrower, or a Subsidiary or Affiliate of Borrower;

          (G)     it is not an Account with respect to which the Account Debtor is the United States of America or any state or local government, or any department, agency or instrumentality thereof, unless such Account goes directly to the Lock Box or is electronically credited to a bank account, in either case, pursuant to which the Agent has the right to exercise control in the case of a Default and provided further that all Accounts with respect to which the Account Debtor is the United States of America or any state or local government, or any department, agency or instrumentality thereof, shall only be considered Eligible Accounts in an aggregate amount up to $3,000,000;

(H)     it is not an Account with respect to which the Account Debtor is located in a state which requires Borrower, as a precondition to commencing or maintaining an action in the courts of that state, either to (i) receive a certificate of authority to do business and be in good standing in such state; or (ii) file a notice of business activities report or similar report with such state's taxing authority, unless

(x) Borrower has taken one of the actions described in clauses (i) or (ii); (y) the failure to take one of the actions described in either clause (i) or (ii) may be cured retroactively by Borrower at its election; or (z) Borrower has proven, to Agent's satisfaction, that it is exempt from any such requirements under any such state's laws;

          (I)     the Account Debtor is located within the United States of America;

          (J)     to Borrower's knowledge, it is not an Account (i) with respect to which any representation or warranty contained in the Credit Agreement is untrue in any material respect; or (ii) which violates any of the covenants of Borrower contained in the Credit Agreement in any material respect;

          (K)      if it is a distribution Account, such Account does not remain unpaid more than 15 days from the statement date;

          (L)     if it is a retail Account, such Account does not remain unpaid more than 90 days from the invoice date; and

          (M)     if it is a United Wholesale Account, such Account does not remain unpaid more than 28 days from the statement date.

          For the purposes of calculating the Total Excess Availability, "Eligible Inventory" shall mean Inventory of Borrower if it meets, and so long as it continues to meet, the following requirements:

          (A)     it is owned by Borrower and held for sale by Borrower in the ordinary course of its business;

          (B)     to Borrower's knowledge, it is not Inventory (i) with respect to which any of the representations and warranties contained in the Credit Agreement are untrue in any material respect; or (ii) which violates any of the covenants of Borrower contained in the Credit Agreement in any material respect; and

          (C)     for (i) all distribution-related Inventory, it is not a diary and produce Inventory item and (ii) for retail Inventory, it is not a produce, floral, bakery, seafood or deli related Inventory item .

          For purposes of calculating "Eligible Inventory", Inventory shall have the meaning assigned to such term in the UCC, as the same may be in effect from time to time.

          On or prior to 5:00 pm Central time on October 11th, 2003, the Borrower shall deliver to Agent (A) a calculation of the Total Excess

Availability (which Borrower has calculated by using data from the fiscal period that ends September 13, 2003), (B) an aging report for all Accounts and (C) an updated listing of Inventory. Thereafter, on the thirtieth day after the end of each fiscal period, Borrower shall deliver to Agent (A) a calculation of the Total Excess Availability (which Borrower has calculated by using data from the fiscal period that has just ended), (B) an aging report for all Accounts and (C) an updated listing of Inventory.

                    (iv)     During the Waiver Period, notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, neither the existence of the Anticipated Defaults, nor the inability of Borrower to make any representations and warranties solely as a result of the Anticipated Defaults, shall in and of itself prevent Borrower from borrowing or requesting Revolving Loans that are Floating Rate Loans or release any Lender from its obligations to make Revolving Loans or issue Letters of Credit and L/C Interests; provided that Borrower shall not be entitled to request Eurodollar Rate Loans or to elect to have Loans converted into or be continued as Eurodollar Rate Loans.

               (b)     Weekly Reporting Requirements. In addition to all of the requirements of Section 7.1 of the Credit Agreement, prior to 5:00 pm Central time on Wednesday of each week, the Borrower shall deliver to Agent a (i) comparison of actual disbursements for the preceding week compared to projected disbursements for such week set forth in the Budget and a revised cash flow budget for the remainder of the Waiver Periodin form and methodology substantially similar to reports previously delivered to Agent pursuant to the terms of Waiver and Amendment No. 2 and (ii) certification by any of the chief executive officer, chief operating officer, Director of Finance, Vice President of Finance, treasurer, controller or general counsel of the Borrower certifying that Borrower continues to be in full compliance with the terms of this Agreement (including all covenants hereto) and reaffirming all representations and warranties set forth herein.

               (c)     Interest Payments Dates. During the Waiver Period, notwithstanding anything in the Credit Agreement or any Loan Document to the contrary, interest payments on all Floating Rate Loans shall be due and payable on the first Business Day of each succeeding month, in arrears.

               (d)     Interest Rates. During the Waiver Period, notwithstanding the temporary waiver of the Anticipated Defaults and notwithstanding anything in the Credit Agreement to the contrary,  the interest rate(s) applicable to the Obligations and the fees payable under Section 3.7 of the Credit Agreement with respect to Letters of Credit shall equal one percent (1.0%) per annum in excess of the Floating Rate or Eurodollar Rate, as applicable.

               (e)     Collection Accounts. From the date of this Agreement through the end of the Waiver Period, Borrower shall not be considered to be in breach of Section 2.20 of the Credit Agreement so long as (i) Borrower uses its best efforts to comply with the requirements of such Section and (ii) at least 80% of all cash receipts, collected accounts receivable and other proceeds of Collateral received by the Borrower each day excluding amounts permitted under Section 2.20 of the Credit Agreement to be retained in Collection Accounts or stores, shall be deposited, with respect to the retail stores, no less frequently than once every three (3) Business Days and, with respect to all other receipts, on a daily basis, into one or more Collection Accounts or the Lock Box Account and applied to the Obligations on a daily basis.

               (f)     Asset Sales. During the Waiver Period, notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, all non-ordinary course sales of assets of the Borrower or any of its Subsidiaries are prohibited, except (i) the sale of the Non-Core Assets (as defined below), (ii) the sale of the Borrower's remaining convenience store business (i.e. the "Cash and Carry" businesses operated by United Wholesale Grocery Company) and (iii) the sale of other assets approved by the Agent in writing of up to $1,000,000 each and $5,000,000 in the aggregate.

               (g)     Sale of Non-Core Assets. During the Waiver Period, the Borrower shall use its best efforts to sell all of the assets described on Schedule 1 hereto (the "Non-Core Assets"), including, without limitation, (i) listing all real property with a broker or agent for sale and (ii) accepting all reasonable offers to purchase Non-Core Assets, if consummation of the applicable offer would yield net cash proceeds equal to or greater than the greater of appraised value or book value of the applicable Non-Core Asset. Additionally, the Borrower shall provide the Agent with (i) a marketing plan, in form and substance reasonably acceptable to the Agent, for all Non-Core Assets with estimated or appraised values in excess of one million dollars ($1,000,000) on or before October 15, 2003, (ii) weekly updates regarding the sale status of each Non-Core Asset prior to 5:00 pm Central time on Wednesday of each week and (iii) copies of all written expressions of interest, letters of intent, offers and purchase agreements with respect to any of the Non-Core Assets within five (5) Business Days after receipt by the Borrower.

               (h)     Capital Expenditures. In addition to the limitations on Capital Expenditures set forth in Section 7.4(E) of the Credit Agreement, during the Waiver Period, the Borrower's Capital Expenditures shall not in the aggregate exceed $6,000,000; provided, however, that any amounts budgeted for Identifiable Payments but not spent in any week shall carry over to subsequent weeks in the Budget as set forth in Section 6(a)(i) hereof.

               (i)     EBITDA Covenants. For (i) the one fiscal period ending on August 16, 2003, the Borrower's EBITDA from continuing operations shall exceed $3,500,000, (ii) the two fiscal periods ending on September 13, 2003, the Borrower's EBITDA from continuing operations shall exceed $6,500,000, (iii) the three fiscal periods ending on October 11, 2003, the Borrower's EBITDA from continuing operations shall exceed $6,900,000, (iv) the four fiscal periods ending on November 8, 2003, the Borrower's EBITDA from continuing operations shall exceed $7,800,000, (v) for the five fiscal periods ending on December 6, 2003, the Borrower's EBITDA from continuing operations shall exceed $11,600,000 and (vi) the six fiscal periods ending on January 3, 2004, the Borrower's EBITDA from continuing operations shall exceed $15,900,000. Borrower shall include in its compliance certificates described in Section 7.1(A)(iv) for the foregoing fiscal months, a certified calculation of the foregoing EBITDA covenants. For purposes of this Section 6(i), EBITDA from continuing operations shall not be reduced by (i) fees, taxes and expenses, including without limitation, professional fees of financial consultants and attorneys, incurred in connection with this Agreement, any prior waivers and amendments of the Credit Agreement or any refinancing activities of Borrower and (ii) any additional severance costs incurred in connection with SG&A reductions, nor shall such EBITDA calculation for any period include any (i) extraordinary non-cash gains to the extent included in computing Net Income or (ii) gains or losses from the sale of any assets listed on Schedule 2 to Waiver and Amendment No. 2 or Schedule 1 to this Agreement.

               (j)     Business Plan Performance Reporting Requirements. On or prior to 5:00 pm Central time on the 30th day after each fiscal period end, the Borrower shall deliver to Agent a comparison of actual performance for the preceding fiscal period compared to projected performance for such fiscal period as set forth in the strategic business plan prepared by the Borrower, reviewed by Ernst & Young Corporate Finance LLC and delivered to Agent on August 4, 2003 (the "Strategic Business Plan"), including actual consolidated income statements and balance sheets for such fiscal period as set forth in the Strategic Business Plan.

               (k)     Execution of Refinancing Term Sheet. On or prior to October 15, 2003, the Borrower shall have executed and delivered to Agent a term sheet(s) with a lender, or group of lenders, pursuant to which such lender(s) outlines a proposal to provide the Borrower with financing in an amount sufficient to pay all of the outstanding Obligations in full at closing of such financing (the "Refinancing Term Sheet(s)"). In addition to any fees or expenses required by the Credit Agreement or this Agreement, if on or prior to October 15, 2003, Borrower has not executed and delivered to Agent the Refinancing Term Sheet(s), Borrower shall pay to Agent for the benefit of Lenders a fee of 0.25% of the sum of the aggregate Revolving Loan Commitments plus the aggregate outstanding principal amount of the Term Notes on such date.

               (l)     Execution of Refinancing Commitment Letter(s). On or prior to November 15, 2003, the Borrower shall have executed and delivered to Agent a commitment letter(s) with the lender, or group of lenders with whom it entered into the Refinancing Term Sheet(s), pursuant to which such lender(s) commits to provide the Borrower with financing in an amount sufficient to pay all of the outstanding Obligations in full or as may otherwise be acceptable to the Lenders at closing of such financing transaction in accordance with substantially the same terms as provided for in the Refinancing Term Sheet(s) (the "Refinancing Commitment Letter(s)"). In addition to any fees or expenses required by the Credit Agreement or this Agreement, if on or prior to November 15, 2003, Borrower has not executed and delivered to Agent the Refinancing Commitment Letter(s), Borrower shall pay to Agent for the benefit of Lenders a fee of 0.25% of the sum of the aggregate Revolving Loan Commitments plus the aggregate outstanding principal amount of the Term Notes on such date.

               (m)     Collateral Management Fee. Borrower shall pay to the Collateral Agent, for the sole account of the Collateral Agent, a collateral management fee of $10,000 per month, payable in arrears, on a prorated basis, on the last day of each month during the Waiver Period and on the last day of the Waiver Period if such date is not the last day of a month. Such fee shall be deemed fully earned when paid and shall be nonrefundable.

               (n)     Swing Line Loans. During the Waiver Period, notwithstanding anything in the Credit Agreement or any Loan Document to the contrary, neither the Designated Lender nor any Swing Line Bank shall be required to make Swing Line Loans.

               (o)     Collection Account Forms and Agreements. On or prior to September 30, 2003, Borrower shall have used its best efforts to deliver to Agent fully executed copies of all reasonable and customary forms and agreements required by Agent to cause all collections to be deposited into Collection Accounts and applied to the Obligations on a daily basis.

               (p)     Accounts Payable to Inventory Ratio. During the Waiver Period, notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, the Borrower shall maintain a ratio of (i) the sum of the book value of the Borrower's accounts payable to (ii) the aggregate book value of inventory (determined on a last in/first out basis) of at least 65% as of the end of each fiscal period ending on each of August 16, 2003, September 13, 2003, October 11, 2003, November 8, 2003, December 6, 2003 and January 3, 2004, respectively.

               (q)     Weekly Cash Flow Budget. On or prior to September 19, 2003, the Borrower shall deliver to Agent the weekly cash flow budget substantially similar in form and methodology to weekly cash flow budgets previously delivered to Agent prepared by the Borrower and reviewed by Ernst & Young Corporate Finance LLC, commencing with the week ending September 13, 2003 and ending with the week ending October 11, 2003, including the projected balance of the Revolving Credit Obligations (which shall in no event exceed $43,760,073 during the fiscal period ending September 13, 2003 or the amounts therefore set forth for all later fiscal periods in Section 6(a)(ii) for the relevant period end) as of the last day of the week ending September 13, 2003 and the last day of each week thereafter, and, as separate line items, each Identifiable Payment.

               (r)     Retention Agreement. On or prior to September 20, 2003, Borrower and Ernst and Young Corporate Finance LLC shall have executed and delivered to Agent a written agreement extending the Borrower's retention agreement with Ernst & Young Corporate Finance LLC to provide for retention of Ernst & Young Corporate Finance LLC through the end of the Waiver Period on mutually agreeable terms.

SECTION 7.     Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

               (a)     The definition of "Designated Lender" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "'Designated Lender' means ABN AMRO BANK, N.V. or Standard Federal Bank, N.A. determined by reference to which of such entities at the time of such determination has a Revolving Loan Commitment and Swing Loan Commitment under this Agreement."

SECTION 8.     Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders as follows:

               (a)     Representations in Loan Documents. Except for the Anticipated Defaults, each of the representations and warranties made by or on behalf of Borrower to Agent and Lenders in any of the Loan Documents was true and correct in all material respects when made and in all material respects is true and correct on and as of the date of this Agreement with the same full force and effect as if each of such representations and warranties had been made by Borrower on the date hereof and in this Agreement, except to the extent changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents, and to the extent such representations and warranties related expressly to an earlier date.

               (b)     Binding Effect of Documents. This Agreement and the other Loan Documents have been duly executed and delivered to Agent by Borrower and are in full force and effect, as modified hereby.

               (c)     No Conflict, Etc. The execution, delivery and performance of this Agreement by Borrower will not violate any laws, rules, regulations or orders of any governmental authority or any Contractual Obligation of Borrower and will not result in, or require, the creation or imposition of any Lien on any of Borrower's properties or revenues.

               (d)     Additional Defaults. Borrower acknowledges, confirms and agrees that, except with respect to the Anticipated Defaults, (i) if any representation by Borrower herein shall be false or misleading in any material respect as of the date hereof, or (ii) if the Borrower shall default in the performance of or compliance with any of the covenants set forth in Section 6 hereof, any such occurrence shall constitute an immediate Default hereunder, under the Credit Agreement and the other Loan Documents.

SECTION 9.     Conditions to Effectiveness of This Agreement. The effectiveness of the terms and provisions of this Agreement shall be subject to the following conditions precedent:

               (a)     Agent shall have received an original of this Agreement, duly authorized, executed and delivered by Borrower and Required Lenders and an original of the Consent and Reaffirmation that is attached hereto, duly authorized, executed and delivered by each of the Guarantors, together with such other documents, agreements and instruments as may be reasonably requested by Agent, each such document, agreement and instrument to be reasonably satisfactory to Agent in form and substance;

               (b)     No later than the close of business on September 15, 2003, Borrower shall have paid to Agent for the benefit of Lenders who have delivered signature pages to this Agreement on or before 3 p.m. (Central time) on September 12, 2003, a waiver and amendment fee in an amount equal to 0.15% of the sum of the aggregate Revolving Loan Commitments plus the aggregate outstanding principal amount of the Term Notes, which fee shall be fully earned and nonrefundable when paid; and

               (c)     All proceedings taken in connection with the transactions contemplated by this Agreement and all agreements, documents, instruments, materials and other legal matters incident hereto shall be satisfactory to Agent and its counsel.

SECTION 10.    Release and Covenant Not to Sue.

               (a)     In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each of Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (each of Agent and each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

               (b)     Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

               (c)     Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

               (d)     Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower pursuant to Section 10(a) above. If Borrower or any of its successors, assigns or other legal representations violates the foregoing covenant, Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

SECTION 11.     Provisions of General Application.

               (a)     Effect of this Agreement. Except as expressly set forth herein, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and the other Loan Documents, the terms of this Agreement shall control. The Credit Agreement and this Agreement shall be read and construed as one agreement.

               (b)     Costs and Expenses. In addition to and not in lieu of the terms and provisions of the Credit Agreement and the other Loan Documents, Borrower agrees to pay to Agent, on demand by Agent at any time and as often as the occasion therefor may require, whether or not all or any of the transactions contemplated by this Agreement are consummated: all reasonable fees and disbursements of any counsel to Agent and its financial advisor in connection with the preparation, negotiation, execution, or delivery of this Agreement and any agreements delivered in connection with the transactions contemplated hereby and reasonable expenses which shall at any time be incurred or sustained by Agent or any of its directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Agreement and any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby.

               (c)     Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

               (d)     Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

               (e)     Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.

               (f)     Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

               (g)     Reviewed by Attorneys. Borrower represents and warrants to Agent and Lenders that it (i) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (ii) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement and document executed in connection herewith with, such attorneys and other persons as Borrower may wish, and (iii) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

               (h)     Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES; PROVIDED THAT AGENT AND LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

               (i)     Jurisdiction. BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR

PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF AGENT TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY BORROWER AGAINST AGENT OR ANY LENDER OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

               (j)     Service of Process. A COPY OF ANY PROCESS MAY BE SERVED BY MAILING SUCH PROCESS BY REGISTERED MAIL TO BORROWER AT ITS ADDRESS PROVIDED IN THE CREDIT AGREEMENT. BORROWER HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

               (k)     Waiver of Jury Trial. BORROWER, AGENT AND EACH LENDER EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. BORROWER, AGENT AND EACH LENDER EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

               (l)     Counterparts. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

          IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.

SPARTAN STORES, INC., as Borrower

By	/s/ David M. Staples
Name	David M. Staples
Title	Executive Vice President and Chief Financial Officers

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

ABN AMRO BANK N.V., as Arranger and Syndication Agent

By	/s/ Terrence J. Ward
Name	Terrence J. Ward
Title	Senior Vice President

By	/s/ Peter J. Hallan
Name	Peter J. Hallan
Title	Vice President

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

STANDARD FEDERAL BANK (f/k/a Michigan National Bank), as Administrative Agent, Collateral Agent, Co-Arranger, as a Lender and as an Issuing Bank

By	/s/ Kevin J. Van Solkema
Name	Kevin J. Van Solkema
Title	Senior Vice President

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

BANK ONE, NA

By	/s/ Patricia S. Carpen
Name	Patricia S. Carpen
Title	Vice President

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

HARRIS TRUST AND SAVINGS BANK

By	/s/ Sandra J. Sanders
Name	Sandra J. Sanders
Title	Vice President

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

NATIONAL CITY BANK

By	/s/ Thomas E. Redmond
Name	Thomas E. Redmond
Title	Senior Vice President

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

ORIX FINANCIAL SERVICES, INC.

By	/s/ Mark A. Kassis
Name	Mark A. Kassis
Title	Senior Vice President

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

COMERICA BANK

By	/s/ Jeffrey E. Peck
Name	Jeffrey E. Peck
Title	Vice President

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

U.S. BANK, NATIONAL ASSOCIATION

By	/s/ Paul J. Niedermayer
Name	Paul J. Niedermayer
Title	Vice President

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

UNITED OF OMAHA LIFE INSURANCE COMPANY

By	/s/ Curtis R. Caldwell
Name	Curtis R. Caldwell
Title	Vice President

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

BALANCED HIGH-YIELD FUND I LTD., By: ING Capital Advisors LLC, as Asset Manager

By	/s/ Cheryl A. Wasilewski
Name	Cheryl A. Wasilewski
Title	Director

By
Name
Title

BALANCED HIGH-YIELD FUND II LTD., By: ING Capital Advisors LLC, as Asset Manager

By	/s/ Cheryl A. Wasilewski
Name	Cheryl A. Wasilewski
Title	Director

By
Name
Title

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

THE BANK OF NOVA SCOTIA

By	/s/ Stephen C. Levi
Name	Stephen C. Levi
Title	Director

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

NCB CAPITAL CORPORATION

By	/s/ Mark W. Hiltz
Name	Mark W. Hiltz
Title	Managing Director

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A. "RABOBANK NEDERLAND," NEW YORK BRANCH

By	/s/ Ian Reece
Name	Ian Reece
Title	Ian Reece

By	/s/ Anthony H. Liang
Name	Anthony H. Liang
Title	Vice President

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

BANK ONE, MICHIGAN

By
Name
Title

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By	/s/ Steven J. Katz
Name	Steven J. Katz
Title	Second Vice President and Associate General Counsel

SAAR HOLDINGS CDO, LIMITED By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

By	/s/ Steven J. Katz
Name	Steven J. Katz
Title	Second Vice President and Associate General Counsel

PERSEUS CDO I, LIMITED

By	/s/ Steven J. Katz
Name	Steven J. Katz
Title	Second Vice President and Associate General Counsel

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

OLYMPIC FUNDING TRUST, SERIES 1999-1

By	/s/ Diana M. Himes
Name	Diana M. Himes
Title	Authorized Agent

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

FIFTH THIRD BANK (WESTERN MICHIGAN)

By	/s/ David A. Foote
Name	David A. Foote
Title	Vice President

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

FLEET NATIONAL BANK (f/k/a Summit Bank)

By	/s/ Richard E. Lynch
Name	Richard E. Lynch
Title	Vice President

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By	/s/ Joseph C. Papa
Name	Joseph C. Papa
Title	Vice President

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

FRANKLIN CLO II, LTD.

By	/s/ Richard D'Addario
Name	Richard D'Addario
Title	Vice President

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

MUIRFIELD TRADING LLC

By	/s/ Diana M. Himes
Name	Diana M. Himes
Title	Assistant Vice President

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

HELLER FINANCIAL LEASING INC.

By	/s/ Ronald E. Lis
Name	Ronald E. Lis
Title	Vice President, Portfolio Manager

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

TCF NATIONAL BANK

By	/s/ Russell P. McMurial
Name	Russell P. McMurial
Title	Senior Vice President

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

AIMCO CDO, SERIES 2000-A

By	/s/
Name
Title

By	/s/
Name
Title

ALLSTATE LIFE INSURANCE COMPANY

By	/s/
Name
Title

By	/s/
Name
Title

AIMCO CLO, SERIES 2001-A

By	/s/
Name
Title

By	/s/
Name
Title

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

SEQUILS-CUMBERLAND I, LTD.

By	/s/ Matt Stouffer
Name	Matt Stouffer
Title	Vice President

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

RCG CARPATHIA MASTER FUND

By	/s/ Howard J. Golden
Name	Howard J. Golden
Title	Managing Director

Signature Page to
Waiver No. 3
Spartan Stores, Inc.

KZH RIVERSIDE LLC

By	/s/ Hi Hua
Name	Hi Hua
Title	Authorized Agent

CONSENT AND REAFFIRMATION

          Each of the undersigned hereby (i) acknowledges receipt of a final, signed copy of the foregoing Waiver and Amendment No. 3 (the "Agreement"; capitalized terms used and not defined herein having the meanings assigned thereto in the Agreement); (ii) consents to the execution and delivery by Borrower of the Agreement; (iii) agrees to be subject to and bound by each of the terms and conditions of the Agreement (including the terms included in Section 10 of the Agreement; and references to the "Borrower" in Section 10(a) shall be deemed references to the undersigned); and (iv) affirms that nothing contained in the Agreement shall modify in any respect whatsoever its guaranty of the Obligations of Borrower to Agent and Lenders as provided in any Loan Document to which it is a party and reaffirms that all Loan Documents to which it is a party shall continue to remain in full force and effect. Although the undersigned have been informed of the matters set forth herein and has acknowledged and agreed to same, each of the undersigned understands that neither Agent nor any Lender has any obligation to inform the undersigned of such matters in the future or to seek either of the undersigned's acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

          IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Agreement.

UNITED WHOLESALE GROCERY COMPANY
L&L JIROCH DISTRIBUTING CO.
J.F. WALKER COMPANY, INC.
SI INSURANCE AGENCY, INC.
PREVO'S FAMILY MARKETS, INC.
MARKET DEVELOPMENT CORPORATION
FAMILY FARE, LLC
SEAWAY FOOD TOWN, INC.
BUCKEYE DISCOUNT, INC.
BUCKEYE REAL ESTATE MANAGEMENT CO.
     (f/k/a NORTHERN DISTRIBUTING CO.)
GRUBER'S FOOD TOWN, INC.
VALLEY FARM DISTRIBUTING CO.
TRACY & AVERY FOOD TOWN, INC.
THE PHARM OF MICHIGAN, INC.
CUSTER PHARMACY, INC.
SPARTAN STORES ASSOCIATES, LLC
     (f/k/a PFM MANAGEMENT L.L.C.)
SPARTAN STORES DISTRIBUTION, LLC
SPARTAN STORES HOLDING, INC.

By:	/s/ David M. Staples
Name: Title:	David M. Staples Treasurer

EXHIBIT A
to
WAIVER AND AMENDMENT NO. 3

Anticipated Defaults

          "Anticipated Defaults" means (a) the Defaults that will occur due to Borrower's failure to meet the following financial covenants set forth in the Credit Agreement for the period ended March 29, 2003 and June 21, 2003: the Minimum Fixed Charge Coverage Ratio pursuant to Section 7.4A of the Credit Agreement, the Maximum Leverage Ratio pursuant to Section 7.4(B) of the Credit Agreement, the Maximum Lease Adjusted Leverage Ratio pursuant to Section 7.4(C) of the Credit Agreement, the Interest Expense Coverage Ratio pursuant to Section 7.4(D) of the Credit Agreement and the Asset Coverage Ratio pursuant to Section 7.4(F) of the Credit Agreement and (b) the Defaults that will occur due to Borrower's expected failure to meet the following financial covenants set forth in the Credit Agreement for the period ended September 13, 2003 and January 3, 2004: the Minimum Fixed Charge Coverage Ratio pursuant to Section 7.4A of the Credit Agreement, the Maximum Leverage Ratio pursuant to Section 7.4(B) of the Credit Agreement, the Maximum Lease Adjusted Leverage Ratio pursuant to Section 7.4(C) of the Credit Agreement, the Interest Expense Coverage Ratio pursuant to Section 7.4(D) of the Credit Agreement and the Asset Coverage Ratio pursuant to Section 7.4(F) of the Credit Agreement.